                           AMENDMENT NO. 7 AND CONSENT
                           ---------------------------


                  Amendment No. 7 and Consent (this "Consent"), dated as of August 28, 2000, among ALARIS MEDICAL, INC. a Delaware corporation ("Holdings"), ALARIS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                              -------------------


                  WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, The Borrower wishes to consummate a transaction whereby it will sell (the "Instromedix Sale") all or substantially all of the business and assets of its Instromedix division ("Instromedix") to Card Guard Technologies, Inc. ("Card Guard") pursuant to terms substantially the same as those set forth in the "Summary of Alaris/Card Guard Transaction" attached hereto as Exhibit A (the "Instromedix Sale Summary");

                  WHEREAS, the gross cash proceeds paid by Card Guard in consideration of the Instromedix Sale will be $30,000,000 (the "Aggregate Instromedix Purchase Price") and will be paid to the Borrower in two or more installments (the first such installment payment, the "First Installment Payment" and each subsequent installment payment, a "Subsequent Installment Payment");

                  WHEREAS, $5,000,000 (subject to certain purchase price adjustments as described in the Instromedix Sale Summary) of the Aggregate Instromedix Purchase Price will constitute the aggregate amount of all the Subsequent Installment Payments and will be, at the time of the First Installment Payment, deposited in an interest-bearing escrow account to secure the Borrower's indemnity, inventory supply and certain other obligations to Card Guard in connection with the Instromedix Sale and will not be paid to the Borrower until the completion of the development and implementation of a new facility which will enable Card Guard to operate the Instromedix Business on a stand-alone basis;

                  WHEREAS, The Borrower wishes to consummate a transaction whereby it will sell (the "Creedmoor Sale") the Creedmoor Property owned by it in Creedmoor, North Carolina;

                  WHEREAS, the approval of the Required Banks is required (i) to permit Borrower to consummate the Instromedix Sale and the Creedmoor Sale and
(ii) for the other amendments set forth in this Consent; and

                  WHEREAS, Holdings and the Borrower have requested that the Banks grant, and the Banks are willing to grant (subject to the terms and conditions hereof), a consent to permit the Instromedix Sale and the Creedmoor Sale, and the parties hereto have further agreed to amend the Credit Agreement as set forth herein:

                  NOW, THEREFORE, it is agreed:

         1.Notwithstanding anything to the contrary contained in Section 8.02 of the Credit Agreement, the Banks hereby agree that the Borrower may consummate the Instromedix Sale as contemplated above provided that:


            a. such sale is on terms substantially similar to those set forth in the Instromedix Sale Summary;


            b. such sale will be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower);

            c. such sale will result in consideration at least 80% of which (taking the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by senior management of the Borrower, of any other consideration) shall be in the form of cash or cash equivalents (it being understood that any assumed debt shall be considered cash for this purpose);

            d. on the date the Borrower receives the First Installment Payment, the Borrower shall apply that portion of the Net Proceeds (in calculating Net Proceeds in connection with the Instromedix Sale, the costs associated with the divestiture of Instromedix from the Borrower and the costs of the free services to be provided in connection with such divestiture shall be considered cash expenses of sale) from the Instromedix Sale received by the Borrower on such date plus $5,000,000 (the "Prepayment Amount") to repay Term Loans in accordance with Section 4.02(A)(c) of the Credit Agreement; it being acknowledged and agreed that for the purposes of this clause (d) and Section 4.02(A)(c) of the Credit Agreement, all Subsequent Installment Payments shall be deemed to have been made contemporaneously with the First Installment Payment and the Borrower shall not be required to thereafter apply any Net Proceeds from any Subsequent Installment Payment (or the Instromedix Sale) unless the Proceeds therefrom (when added to the aggregate amount of all other Subsequent Installment Payments) exceed $5,000,000; and


            e. to the extent that it is determined that the initial estimated amount of incremental income taxes payable as a result of the Instromedix Sale (as set forth in a certificate to be provided by the Borrower to the Agents prior to the Consent Effective Date (as defined below)) exceed the actual amount of incremental income taxes paid as a result of the Instromedix Sale, the difference shall be deemed to be Net Proceeds of the Instromedix Sale and shall be applied as of such date in accordance with Section 4.02(A)(c) of the Credit Agreement.


         2. Notwithstanding anything to the contrary contained in Section 8.02 of the Credit Agreement, the Banks hereby agree that the Borrower may consummate the Creedmoor Sale as contemplated above provided that:

            a. such sale is consummated no later than December 31, 2000;

            b. such sale will be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower);

            c. such sale will result in consideration at least 80% of which (taking the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by senior management of the Borrower, of any other consideration) shall be in the form of cash or cash equivalents (it being understood that any assumed debt shall be considered cash for this purpose); and


            d. the Net Proceeds from assets sold are applied to repay Term Loans as provided in Section 4.02(A)(c) of the Credit Agreement.

         3. Notwithstanding anything to the contrary contained in Section 8.04 of the Credit Agreement, the Banks hereby acknowledge and agree that in connection with the Instromedix Sale and as described in the Instromedix Sale Summary, Holdings shall be permitted to guarantee the payment and performance obligations of the Borrower incurred in connection with the Instromedix Sale.

         4. Notwithstanding anything to the contrary contained in the definition of "Consolidated Fixed Charges" appearing in Section 10 of the Credit Agreement, for the purposes of calculating Consolidated Fixed Charges of Holdings and its Subsidiaries and determining whether Holdings and its Subsidiaries are in compliance with Section 8.12 of the Credit Agreement, the Banks hereby acknowledge and agree that the incremental taxes payable as a result of the Instromedix Sale shall be deemed to be paid in Holdings' fiscal quarter ending September 30, 2000, notwithstanding the fact that such income tax payment obligations shall be paid by Holdings in a quarter or quarters other than Holdings' fiscal quarter ending September 30, 2000.


         5. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Cash Equivalents" in its entirety and inserting the new definition of "Cash Equivalents" in lieu thereof:

            "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED, that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition,
      (ii) U.S. dollar denominated time deposits, certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than twelve months from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1, or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within twelve months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition, having short-term commercial paper rating from S&P at least A-1 or the equivalent thereof or from Moody's at least P-1 or the equivalent thereof;
      (v) repurchase obligations with respect to underlying securities of the type described in clauses (i), (ii), (iii) and (iv) of any Approved Bank or securities dealer whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's at least P-1 or the equivalent thereof, with a term of not more than seven days and (vi) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through
      (v) above.

         6. The Banks hereby acknowledge and agree that the Collateral that is sold pursuant to the Instromedix Sale and the Creedmoor Sale will, upon the application of the Net Proceeds therefrom (or, in the case of the Instromedix Sale, upon application of the Prepayment Amount) as provided in this Consent, be sold free and clear of the Liens created by the Security Agreement and the Mortgage covering the Creedmoor Property and the Collateral Agent, at the request and expense of the Borrower, will duly assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such Collateral.

         7. In order to induce the Banks to enter into this Consent, each of Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Consent Effective Date, both before and after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Consent Effective Date, both before and after giving effect to this Consent.

         8. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         9. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agents

         10. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         11. This Consent shall become effective on the date (the "Consent Effective Date") when each of Holdings, the Borrower, the Agents and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         12. From and after the Consent Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.


                                   ALARIS MEDICAL, INC.



                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:


                                   ALARIS MEDICAL SYSTEMS, INC.



                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY,
                                   Individually and as Administrative Agent


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:


                                   PARIBAS,
                                   Individually and as Documentation Agent


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:


                                   PARIBAS CAPITAL FUNDING


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   U.S. BANK NATIONAL ASSOCIATION


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   IBJ WHITEHALL BANK & TRUST COMPANY


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   MERRILL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   ELF FUNDING TRUST I


                                   By:  Highland Capital Management L.P.,
                                         as Collateral Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   JACKSON NATIONAL LIFE INSURANCE COMPANY

                                   By:  PPM America, Inc., as attorney in fact,
                                        on behalf of Jackson National Life
                                        Insurance Company


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By:  TCW Asset Management Company, its
                                        Investment Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   OCTAGON INVESTMENT PARTNERS II


                                   By:  Octagon Credit Investors, LLC, as
                                        Subinvestment Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   OCTOGAN LOAN TRUST


                                   By:  Octagon Credit Investors, as Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   INDOSUEZ CAPITAL FUNDING III, LIMITED


                                   By:  Indosuez Capital, as Portfolio Advisor


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   PRIME INCOME TRUST


                                   By:  Stanley Dean Witter Advisors Inc.


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SENIOR DEBT PORTFOLIO


                                   By:  Boston Management and Research, as
                                        Investment Advisor


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   COMMERCIAL LOAN FUNDING TRUST I


                                   By:  Lehman Commercial Paper Inc., not in
                                        single capacity but solely as
                                        Administrative Agent


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   PAMCO CAYMAN LTD.

                                   By:  Highland Capital Management, L.P.,
                                        as Collateral Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   PAM CAPITAL FUNDING L.P.


                                   By:  Highland Capital Management, L.P.,
                                        as Collateral Agent




                                   By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   KZH CRESCENT-3 LLC

                                   BY:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SENIOR DEBT PORTFOLIO

                                   By:  Boston Management and Research, as
                                        Investment Advisor



                                   By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   EATON VANCE SENIOR INCOME TRUST

                                   By:  Eaton Vance Management, as Investment
                                        Advisor


                                   By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   OXFORD STRATEGIC INCOME FUND

                                   By:  Eaton Vance Management, as Investment
                                        Advisor



                                   BY:
                                     -------------------------------------------
                                        Name:
                                        Title:

                                   TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION

                                   By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                   By:  Indosuez Capital as Portfolio Advisor



                                   By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   INDOSUEZ CAPITAL FUNDING IV, LP


                                   By:  Indosuez Capital as Portfolio Advisor

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   MERRILL LYNCH DEBT STRATEGIES FUND III, INC.


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   UNITED OF OMAHA LIFE INSURANCE COMPANY

                                   By:  TCW Asset Management Company, its
                                        Investment Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SEQUILS I LTD

                                   By:  TCW Asset Management Company, its
                                        Investment Manager


                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: